UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05082

The Malaysia Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

The Malaysia Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairman of the Board and Director

Sara Furber

President and Principal
Executive Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2011 Morgan Stanley

CEMFANN
IU11-00311P-Y12/10

INVESTMENT MANAGEMENT

The Malaysia Fund, Inc. (MAY)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Annual
Report

December 31, 2010

The Malaysia Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the year ended December 31, 2010, the Malaysia Fund, Inc. (the "Fund") had total returns of 46.43%, based on net asset value, and 58.27%, based on market value per share (including reinvestment of distributions), compared to its benchmark, the Kuala Lumpur Stock Exchange Composite (KLSE) Index (the "Index"), expressed in U.S. dollars which returned 32.52%. On December 31, 2010, the closing price of the Fund's shares on the New York Stock Exchange was $11.25, representing an 8.3% discount to the Fund's net asset value per share. Past performance is no guarantee of future results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  The Malaysian economy rebounded strongly in 2010, largely due to its export focus. The economy grew 6.7% last year after a significant slowdown in 2009 when it contracted 1.7%. Two fiscal packages announced in 2009 and the lowering of interest rates also helped in 2010's recovery. 2010 also saw strengthening in the Malaysian Ringgit, which helped subdue inflationary concerns.

•  Going forward, 2011 gross domestic product (GDP) growth is expected to be around 4% to 5%, with government-sponsored infrastructure projects and domestic consumption driving the growth. Like most other emerging market economies, inflationary pressures in Malaysia are mounting but have remained well within the central bank's comfort zone. While domestic consumption remains buoyant amid low real rates, the prospects of the export sector will determine how growth in 2011 plays out. Malaysia's GDP sensitivity to exports is reasonably high and therefore the global growth outlook does impact the country's economic projections.

•  Structurally, the country's economic managers continue to reevaluate the fiscal deficit, which approached uncomfortable levels in 2009, and to remove the various subsidies that have made Malaysia's manufacturing base inefficient. More important to us will be reforms supporting the retention of capital through wealth creation opportunities. For far too long, Malaysia has been an exporter of capital, which is somewhat concerning at their stage of development.

•  Since the political pronouncements regarding capital market reforms were made in 2009, we have been closely watching the roll-out of structural reforms. While we appreciate the positive steps taken by the new prime minister, we need to see further action in order to see any long-term benefits accrue for the economy.

•  The Fund's outperformance of the Index for the 12 months under review came largely from stock selection, with sector allocation contributing to a lesser degree.

•  Regarding sector/industry allocation, the Fund benefited from its overweight exposures to real estate, consumer services and diversified financials, and an underweight exposure to utilities. However, the Fund's cash holding and underweight positions in banks and telecommunications detracted from the Fund's performance versus the Index.

The Malaysia Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

•  Among stocks, overweight positions in real estate companies, a construction company and an automobile assembler all contributed to outperformance, as did underweight exposure to utilities and exposure to some crude palm oil plays. On the other hand, underweight positions in a telecommunications operator and a media company detracted from performance.

Management Strategies

•  The Fund seeks long-term capital appreciation and integrates top-down sector allocation and bottom-up stock selection with a growth bias. The team utilizes a rigorous fundamental research approach that considers dynamics, valuation, and sentiment and focuses on companies with strong management and solid earnings.

•  From a sector perspective, we remain positively tilted toward real estate, consumer discretionary, consumer services and construction. We remain underweight the more defensive utilities and telecommunications sectors.

•  For 2011, we are focusing on stocks and sectors that we believe may be beneficiaries of continued strength in domestic demand. We are also looking for stocks and sectors that, in our view, are likely to benefit from any reform measures introduced by the economic managers, such as government-led companies that we believe have new and improved management.

Sincerely,

Sara Furber
President and Principal Executive Officer  January 2011

The Malaysia Fund, Inc.

December 31, 2010

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (98.8%)
Automobiles (3.3%)
Proton Holdings Bhd	599,400	$875
TAN Chong Motor Holdings Bhd	1,637,700	2,751
		3,626
Commercial Banks (19.7%)
CIMB Group Holdings Bhd	3,741,192	10,313
Malayan Banking Bhd	2,033,975	5,607
Public Bank Bhd	1,331,992	5,624
		21,544
Construction & Engineering (9.1%)
Gamuda Bhd	3,609,300	4,459
IJM Corp. Bhd	2,754,230	5,565
		10,024
Construction Materials (1.2%)
Lafarge Malayan Cement Bhd	537,300	1,337
Diversified Financial Services (6.7%)
AMMB Holdings Bhd	3,205,200	7,307
Electric Utilities (2.0%)
Tenaga Nasional Bhd	805,250	2,186
Food Products (5.6%)
Kuala Lumpur Kepong Bhd	859,200	6,158
Health Care Equipment & Supplies (4.4%)
Top Glove Corp. Bhd	3,007,800	4,858
Hotels, Restaurants & Leisure (14.0%)
Berjaya Sports Toto Bhd	1,499,178	2,188
Genting Bhd	2,326,500	8,435
Genting Malaysia Bhd	4,331,400	4,762
		15,385
Industrial Conglomerates (3.6%)
Sime Darby Bhd	1,381,110	3,942
Marine (3.3%)
MISC Bhd	1,348,360	3,656
Multi-Utilities (4.5%)
YTL Corp. Bhd	1,803,713	4,919
Multiline Retail (2.5%)
Parkson Holdings Bhd	1,550,354	2,710

	Shares	Value (000)
Real Estate Management & Development (13.5%)
IGB Corp. Bhd	4,448,100	$3,000
SP Setia Bhd	2,821,548	5,445
UEM Land Holdings Bhd (a)	8,037,450	6,360
		14,805
Wireless Telecommunication Services (5.4%)
Axiata Group Bhd (a)	3,098,025	4,773
DiGi.Com Bhd	143,300	1,143
		5,916
TOTAL COMMON STOCKS (Cost $51,228)		108,373
	No. of Warrants
WARRANTS (0.6%)
Construction & Engineering (0.2%)
Gamuda Bhd, expires 5/25/15 (a)	451,150	233
Hotels, Restaurants & Leisure (0.1%)
IJM Land Bhd, expires 9/11/13 (a)	240,160	125
Real Estate Management & Development (0.3%)
SP Setia Bhd, expires 1/21/13 (a)	547,425	297
TOTAL WARRANTS (Cost $65)		655
	Shares
SHORT-TERM INVESTMENT (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $468)	468,487	468
TOTAL INVESTMENTS (99.8%) (Cost $51,761)		109,496
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		198
NET ASSETS (100.0%)		$109,694

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

December 31, 2010

Portfolio of Investments (cont'd)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2010. (See Note A-3 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$3,626	$—	$—	$3,626
Commercial Banks	21,544	—	—	21,544
Construction & Engineering	10,024	—	—	10,024
Construction Materials	1,337	—	—	1,337
Diversified Financial Services	7,307	—	—	7,307
Electric Utilities	2,186	—	—	2,186
Food Products	6,158	—	—	6,158
Health Care Equipment & Supplies	4,858	—	—	4,858
Hotels, Restaurants & Leisure	15,385	—	—	15,385
Industrial Conglomerates	3,942	—	—	3,942
Marine	3,656	—	—	3,656
Multi-Utilities	4,919	—	—	4,919
Multiline Retail	2,710	—	—	2,710
Real Estate Management & Development	14,805	—	—	14,805
Wireless Telecommuni- cation Services	5,916	—	—	5,916
Total Common Stocks	108,373	—	—	108,373

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Warrants	$655	$—	$—	$655
Short-Term Investment — Investment Company	468	—	—	468
Total Assets	$109,496	$—	$—	$109,496

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $108,795,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	24.8%
Commercial Banks	19.7
Hotels, Restaurants & Leisure	14.2
Real Estate Management & Development	13.8
Construction & Engineering	9.4
Diversified Financial Services	6.7
Food Products	5.6
Wireless Telecommunication Services	5.4
Investment Company	0.4
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

December 31, 2010

Financial Statements

Statement of Assets and Liabilities	December 31, 2010 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $51,293)	$109,028
Investment in Security of Affiliated Issuer, at Value (Cost $468)	468
Total Investments in Securities, at Value (Cost $51,761)	109,496
Foreign Currency, at Value (Cost $3,079)	3,097
Receivable for Investments Sold	1,312
Dividends Receivable	102
Receivable from Affiliate	—	@
Other Assets	1
Total Assets	114,008
Liabilities:
Dividends Declared	4,158
Payable for Investment Advisory Fees	77
Payable for Professional Fees	34
Payable for Custodian Fees	11
Payable for Administration Fees	4
Payable for Stockholder Servicing Agent Fees	1
Payable for Directors' Fees and Expenses	1
Other Liabilities	28
Total Liabilities	4,314
Net Assets
Applicable to 8,943,301 Issued and Outstanding $.01 Par Value Shares (20,000,000 Shares Authorized)	$109,694
Net Asset Value Per Share	$12.27
Net Assets Consist of:
Common Stock	$89
Paid-in-Capital	49,660
Undistributed Net Investment Income	1,473
Accumulated Net Realized Gain	717
Unrealized Appreciation (Depreciation) on:
Investments	57,735
Foreign Currency Translations	20
Net Assets	$109,694

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

December 31, 2010

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2010 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $293 of Foreign Taxes Withheld)	$2,489
Dividends from Security of Affiliated Issuer	1
Total Investment Income	2,490
Expenses:
Investment Advisory Fees (Note B)	776
Professional Fees	100
Administration Fees (Note C)	84
Custodian Fees (Note D)	66
Stockholder Reporting Expenses	33
Stockholder Servicing Agent Fees	7
Directors' Fees and Expenses	3
Other Expenses	37
Expenses Before Non Operating Expenses	1,106
Bank Overdraft Expense	—	@
Total Expenses	1,106
Waiver of Administration Fees (Note C)	(36)
Rebate from Morgan Stanley Affiliate (Note F)	(—	@)
Net Expenses	1,070
Net Investment Income	1,420
Realized Gain (Loss):
Investments Sold	5,242
Foreign Currency Transactions	45
Net Realized Gain	5,287
Change in Unrealized Appreciation (Depreciation):
Investments	29,115
Net Change in Unrealized Appreciation (Depreciation)	29,115
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	34,402
Net Increase in Net Assets Resulting from Operations	$35,822

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

December 31, 2010

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income	$1,420	$854
Net Realized Gain	5,287	8,585
Net Change in Unrealized Appreciation (Depreciation)	29,115	19,974
Net Increase in Net Assets Resulting from Operations	35,822	29,413
Distributions from and/or in Excess of:
Net Investment Income	—	(1,148)
Net Realized Gain	(5,911)	—
Total Distributions	(5,911)	(1,148)
Capital Share Transactions:
Repurchase of Shares (668,948 and 30,000 shares)	(5,791)	(149)
Total Increase	24,120	28,116
Net Assets:
Beginning of Period	85,574	57,458
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $1,473 and $(14))	$109,694	$85,574

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

December 31, 2010

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$8.90		$5.96		$12.14		$7.70		$5.48
Net Investment Income†	0.16		0.09		0.60		0.16		0.07
Net Realized and Unrealized Gain (Loss) on Investments	3.78		2.97		(5.82)		4.46		2.23
Total from Investment Operations	3.94		3.06		(5.22)		4.62		2.30
Distributions from and/or in excess of:
Net Investment Income	—		(0.12)		(0.62)		(0.18)		(0.08)
Net Realized Gain	(0.66)		—		(0.40)		—		—
Total Distributions	(0.66)		(0.12)		(1.02)		(0.18)		(0.08)
Anti-Dilutive Effect of Share Repurchase Program	0.09		0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Fee Reimbursement from U.S. Advisor	—		—		0.06		—		—
Net Asset Value, End of Period	$12.27		$8.90		$5.96		$12.14		$7.70
Per Share Market Value, End of Period	$11.25		$7.55		$5.05		$10.85		$7.09
TOTAL INVESTMENT RETURN:
Market Value	58.27%		51.85%		(44.89)%		55.48%		38.41%
Net Asset Value(1)	46.43%		51.67%		(41.88	)%**	60.19%		42.09%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$109,694		$85,574		$57,458		$117,273		$74,546
Ratio of Expenses to Average Net Assets(2)	1.11	%+	1.16	%+	1.10	%+	1.24	%+	1.49%
Ratio of Net Investment Income to Average Net Assets(2)	1.47	%+	1.20	%+	6.24	%+	1.56	%+	1.08%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	2%		33%		15%		7%		28%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.15	%+	1.18	%+	1.13	%+	1.27	%+	1.51%
Ratio of Net Investment Income to Average Net Assets	1.43	%+	1.18	%+	6.21	%+	1.53	%+	1.06%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

**  If the U.S. Adviser had not made a fee reimbursement to the Fund, the total return would have been (42.46)%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements

The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment in equity securities of Malaysian companies. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to equity securities of Malaysian companies, such investments will be counted for purposes of the Fund's policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

3.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which was adopted for fiscal years and interim periods beginning after December 15, 2009 as disclosed in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

4.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes, if any.

B.  Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "U.S. Adviser" or "MS Investment Management") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

The U.S. Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the U.S. Adviser and the Fund's Officers and Directors. The U.S. Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund's average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2010, approximately $36,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 24, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the administrator received from the Fund.

D.  Custodian Fees: State Street Bank and Trust Company (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 24, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Fund in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. The Fund is currently not subject to Malaysian withholding taxes on dividends and/or capital gains.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years filed in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$28	$5,883	$1,138	$10

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These book/tax differences are considered either temporary or permanent in nature.

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distribution redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2010:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$67	$(67)	$—

At December 31, 2010, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$1,474	$785

At December 31, 2010, the U.S. Federal income tax cost basis of investments was approximately $51,829,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $57,666,000 all of which related to appreciated securities.

F.  Security Transactions and Transactions with Affiliates: The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2010, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$514	$8,547	$8,593	$1	$468

During the year ended December 31, 2010, the Fund made purchases and sales totaling approximately $1,493,000 and $11,928,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments.

During the year ended December 31, 2010, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

G.  Other (unaudited): On July 15, 2002, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the year ended December 31, 2010, the Fund repurchased 668,948 of its shares at an average discount of 13.08% from net asset value per share. Since the inception of the program, the Fund has repurchased 799,629 of its shares at an average discount of 13.13% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

The Directors approved a policy designed to attempt to narrow the trading discount for the Fund (the "Policy"). The Policy would require the Fund to conduct up to four, consecutive,

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

semi-annual tender offers, each to purchase up to 5 percent of the Fund's outstanding shares of common stock for cash at a price equal to 98 percent of its net asset value per share as of the close of trading on the New York Stock Exchange on the day after the date on which the tender offer expires if the following two conditions are met over a 12-week period: (i) the Fund's shares trade at an average discount of at least 10 percent and (ii) the average discount is greater than the average trailing 18-month premium/discount plus the standard deviation of the Fund's premium/discount during the same 18-month period. The first 12-week measurement period commenced on January 10, 2011.

H.  Results of Annual Meeting of Stockholders (unaudited): On June 16, 2010, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Frank L. Bowman	3,936,329	2,828,774
James F. Higgins	3,903,666	2,861,437
Manuel H. Johnson	3,904,617	2,860,486

To consider and act upon a shareholder proposal recommending that the Board take the steps necessary to adopt an interval fund structure:

For	Withheld	Abstain	Broker Non-Votes
3,944,895	496,089	13,241	2,310,878

I.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2010.

The Fund designated and paid approximately $5,883,000 as long-term capital gain distribution.

In January, the Fund provides tax information to stockholders for the preceding year.

The Malaysia Fund, Inc.

December 31, 2010

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

The Malaysia Fund, Inc.

December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
The Malaysia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Malaysia Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are James Cheng, a Managing Director of the Sub-Adviser, Munib Madni, an Executive Director of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the U.S. Adviser.

Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and began managing the Fund in August 2008. Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Munib has been associated with the Sub-Adviser in an investment management capacity since February 2005 and began managing the Fund in August 2008. Prior to August 2008, Mr. Munib was associate director of Australian equities at Aberdeen Asset Management (December 2000 to January 2005). Previously, he was a portfolio manager, Australian equities, at Equitilink Investment Management (December 1994 to December 2000). Mr. Sharma has been associated with the U.S. Adviser in an investment management capacity since 1996 and began managing the Fund in August 2008.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Investment Policy

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency exchange or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Malaysia Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 9a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, 201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, 201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003) and since August 1994 for certain predecessor Funds; CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

The Malaysia Fund, Inc.

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

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Item 2.  Code of Ethics.

(a)                                  The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$53,800		N/A

Non-Audit Fees
Audit-Related Fees	$				$(2)
Tax Fees		$3,380	(2)	$199,783	(3)
All Other Fees	$			$90,520	(4)
Total Non-Audit Fees		$3,380		$290,303

Total		$57,180		$290,303

2009

	Registrant			Covered Entities(1)
Audit Fees		$53,800		N/A

Non-Audit Fees
Audit-Related Fees	$			$ , ,
Tax Fees		$3,380	(2)	$109,924	(3)
All Other Fees	$			$208,088	(4)
Total Non-Audit Fees		$3,380		$318,012

Total		$57,180		$318,012

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)      Not applicable.

(g)     See table above.

(h)     The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The Malaysia Fund, Inc.

FUND MANAGEMENT

The Fund is managed by members of the Emerging Markets Equity team.  The team consists of portfolio managers and analysts.  Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James Cheng, a Managing Director of the Sub-Adviser, Munib Madni, an Executive Director of the Sub-Adviser, and Ruchir Sharma, a Managing Director of the Adviser. Mr. Cheng has been associated with the Sub-Adviser in an investment management capacity since July 2006 and joined the team managing the Fund in August 2008.  Prior to July 2006, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management. Mr. Madni has been associated with the Sub-Adviser in an investment management capacity since February 2005 and joined the team managing the Fund in August 2008.   Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and joined the team managing the Fund in August 2008.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following information is as of December 31, 2010:

Mr. Cheng managed 12 registered investment companies with a total of approximately $6.3 billion in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $3.7 billion in assets; and 28 other accounts with a total of approximately $13.7 billion in assets.  Of these other accounts, four accounts with a total of approximately $1.9 billion in assets had performance based fees.

Mr. Madni managed three registered investment companies with a total of approximately $346.3 million in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $3.0 billion in assets; and 27 other accounts with a total of approximately $12.9 billion in assets. Of these other accounts, three accounts with a total of approximately $1.1 billion in assets, had performance based fees.

Mr. Sharma managed 11 registered investment companies with a total of approximately $5.4 billion in assets; seven pooled investment vehicles other than registered investment companies with a total of approximately $4.6 billion in assets; and 21 other accounts with a total of approximately $6.3 billion in assets.  Of these other accounts, four accounts with a total of approximately $1.9 billion in assets, had performance based fees.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser have proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall.  The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser or Sub-Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Bonus.

• Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

• Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Sub-Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100%  of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Sub-Adviser or its affiliates. For 2009 awards, this provision was further strengthened to allow Morgan Stanley to clawback compensation in certain situations such as a material restatement of Morgan Stanley’s financial statement or losses on certain trading positions,  investments or holdings.

• Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Sub-Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include but are not limited to performance (team, product, Morgan Stanley Investment Management and individual), revenues generated by the fund/accounts managed by the portfolio manager, assets managed by the portfolio manager, market compensation survey research by independent third parties and other qualitative factors, such as contributions to client objectives.

Securities Ownership of Portfolio Managers

As of December 31, 2010, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1-1-10 — 1-31-10	30,000	—	N/A	N/A
2-1-10 — 2-28-10	103,072	—	N/A	N/A
3-1-10 — 3-31-10	189,859	—	N/A	N/A
4-1-10 — 4-30-10	123,185	—	N/A	N/A
5-1-10 — 5-31-10	71,966	—	N/A	N/A
6-1-10 — 6-30-10	38,546	—	N/A	N/A
7-1-10 — 7-31-10	43,337	—	N/A	N/A
8-1-10 — 8-31-10	6,967	—	N/A	N/A
9-1-10 — 9-30-10	18,090	—	N/A	N/A
10-1-10 — 10-31-10	5,849	—	N/A	N/A
11-1-10 — 11-30-10	38,077	—	N/A	N/A
12-1-10 — 12-31-10		—	N/A	N/A
Total	668,948	8.6225	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Malaysia Fund, Inc.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011